UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)

(812) 464-1294
(Registrant's Telephone Number, Including Area Code)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On February 1, 2007, Old National Bancorp ("ONB") and St. Joseph Capital Corporation ("St. Joseph") issued a joint press release announcing the closing of the acquisition by ONB of all of the outstanding shares of St. Joseph through a merger of an acquisition subsidiary of ONB into St. Joseph (the "Merger"). The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit No. Description

99.1	Press Release issued jointly by Old National Bancorp and St. Joseph Capital Corporation dated February 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OLD NATIONAL BANCORP

(Registrant)

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President, Corporate Secretary and Chief Legal Counsel

Date: February 1, 2007